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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):         August 13, 1996




                     MERITAGE HOSPITALITY GROUP INC.
   ___________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


                                 Michigan
   ___________________________________________________________________
                       (State or Other Jurisdiction
                            of Incorporation)


     0-17442                                              38-2730460
__________________________                       ________________________
(Commission File Number)                                (IRS Employer
                                                   Identification Number)




                     40 Pearl Street, N.W., Suite 900
                      Grand Rapids, Michigan  49503
   ___________________________________________________________________
           (Address of Principal Executive Offices)  (Zip Code)



 Registrant s telephone number, including area code:    (616) 776-2600


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Item 5.   Other Events
          ____________


All of the litigation described in Part I, Item 3 of the Company's Annual Report on Form 10-KSB/A Amendment No. 2 for the fiscal year ended November 30, 1995, identified as (i) the Derivative Proceeding, (ii)
the TAI Suit, and (iii) the Meritage Suit,  was settled on August 13,
1996.   As reported in Part II, Item 1 of the Company's Quarterly Report
on Form 10-QSB for the quarterly period ended May 31, 1996, the Derivative Proceeding had been dismissed without prejudice on June 28, 1996.

Pursuant to this global settlement, Donald W. Reynolds (the Company's former majority shareholder and president) and various parties affiliated with him, have agreed to sell all 860,148 shares of Common Stock of the Company owned by them, with a portion of the proceeds to be paid to other parties to the litigation and, in certain instances, to the Company. The Company will advance certain funds designed to facilitate the settlement which will be repaid from the shares sold by the Reynolds's group. The settlement agreement further provides that should the Reynolds's group be unable to sell 200,000 shares by October 13, 1996, the Company will purchase, at $4.30 per share, that number of shares necessary to provide a sale by the Reynolds's Group of the 200,000 shares by that date. As of August 19, 1996, commitments have been made for the purchase of at least 200,000 shares by October 13, 1996. The settlement agreement also provides that should the Reynolds's group be unable to sell 475,124 shares of the stock by May 12, 1997, up to $175,000 of the monies advanced by the Company to facilitate the settlement will be deemed to be forgiven by the Company and returned to the Reynolds's group.

To facilitate the settlement, the Company's Board of Directors adopted a resolution, effective August 13, 1996, to amend the Company s bylaws to add a new article whereby the Company opted out of Chapter 7B of the Michigan Business Corporation Act. Chapter 7B, also called the Control Share Acquisition Act, defines control shares as shares that, when added to previously owned shares, increase a person s percentage ownership of voting stock to 20% or more, 33 1/3% or more, or a majority or more of outstanding Common Stock. Under Chapter 7B, a person purchasing control shares must receive shareholder approval or the purchased shares may be non-voting shares. Pursuant to the Board's resolution, the new article to the Company's bylaws cannot be amended without the approval of 80% or more of the outstanding Common Stock entitled to vote, so long as Mr. Reynolds owns, of record or beneficially, title to 20% or more of the Company's outstanding Common Stock.



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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              MERITAGE HOSPITALITY GROUP INC.



Dated:   August 20, 1996      BY: /s/ Christopher B. Hewett
                                 ___________________________________
                                 Christopher B. Hewett
                                 President and Chief Executive Officer